Exhibit 99.1

CH4 NATURAL SOLUTIONS CORPORATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

CH4 Natural Solutions Corporation:

Opinion on the Financial Statement

We have audited the accompanying balance sheet of CH4 Natural Solutions Corporation (the “Company”) as of May 4, 2026, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of May 4, 2026, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company does not have sufficient cash and working capital to sustain its operations and the Company’s ability to execute its business plan is dependent upon its completion of the proposed initial public offering described in Note 2 to the financial statements. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

The financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2024.

New York, New York

May 8, 2026

CH4 NATURAL SOLUTIONS CORPORATION

BALANCE SHEET

MAY 04, 2026

ASSETS
Cash	$1,663,700
Prepaid expenses	130,955

Total current assets	1,794,655
Cash held in Trust Account	200,000,000
Prepaid expenses - long term	98,752

Total Assets	$201,893,407

LIABILITIES, ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION, AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$215,781
Promissory note - related party	300,000
Due to related party	609,610
Over-allotment liability	220,800
Accrued expenses	1,168,335

Total current liabilities	2,514,526
Deferred underwriting fees payable	6,000,000
Advisory fees	6,000,000
Deferred legal fees	175,000

Total liabilities	14,689,526

Commitments and Contingencies (Note 6)
Class A ordinary shares subject to possible redemption, 20,000,000 shares at $10.00 per share	200,000,000
Shareholders’ Deficit:
Preference shares, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding	—
Class A ordinary shares, $0.0001 par value; 500,000,000 shares authorized; 200,000 issued and outstanding (excluding 20,000,000 shares subject to possible redemption)	20
Class B ordinary shares, $0.0001 par value; 50,000,000 shares authorized; 7,666,667 shares issued and outstanding (1)	767
Additional paid-in capital	—
Accumulated deficit	(12,796,906)

Total shareholders’ deficit	(12,796,119)

Total Liabilities, Ordinary Shares Subject to Possible Redemption, and Shareholders’ Deficit	$201,893,407

(1)

Includes an aggregate of up to 1,000,000 Class B ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (Note 5). The underwriters have 45 days after the closing of the Initial Public Offering to exercise their over-allotment option.

The accompanying notes are an integral part of this financial statement.

CH4 NATURAL SOLUTIONS CORPORATION

NOTES TO FINANCIAL STATEMENT MAY 4, 2026

NOTE 1 — ORGANIZATION AND BUSINESS OPERATIONS

CH4 Natural Solutions Corporation (the “Company”) is a blank check company incorporated as a Cayman Islands exempted company on October 11, 2024. The Company was incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company has not selected any specific Business Combination target and the Company has not, nor has anyone on its behalf, engaged in any substantive discussions, directly or indirectly, with any Business Combination target with respect to an initial Business Combination with the Company.

As of May 4, 2026, the Company had not yet commenced operations. All activities for the period from October 11, 2024 (inception) through May 4, 2026 relate to the Company’s formation and the completion of the Initial Public Offering (“IPO”). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the IPO. The Company has selected December 31 as its fiscal year end.

On May 4, 2026, the Company consummated its IPO of 20,000,000 units (the “units”). The units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $200,000,000, which is described in Note 3. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A ordinary shares”) and one-half of one warrant (“public warrant”) of the Company. Each whole public warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. The Company has granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 3,000,000 additional units to cover over-allotments, if any.

Simultaneously with the closing of the IPO, the Company completed the private sale of 200,000 private placement units (each unit consists one private placement share and one-half private placement warrant) at a purchase price of $10.00 per private placement unit (the “private placement”) to CH4 Natural Solutions Acquisition Security Holdings, LLC (the “unit holdings sponsor”), generating gross proceeds to the Company of $2,000,000, which is described in Note 4.

Transaction costs amounted to $ 8,351,843, including $6,000,000 in deferred underwriting fees, $250,000 in upfront underwriting fees, and $2,101,843 in other offering costs related to the IPO. In addition, cash of $1,750,000 was held outside of the Trust Account (as defined below) and is available for the payment of offering costs and for working capital purposes.

The Company’s Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the net balance in the Trust Account (as defined below) (excluding the amount of deferred underwriting discounts held and interest withdrawn in order to pay our taxes) at the time of the signing of an agreement to enter into a Business Combination. However, the Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or is otherwise not required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination.

Upon the closing of the IPO, an aggregate of $10.00 per Unit sold in the IPO was held in a Trust Account (the “Trust Account”) as cash and will be invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct

CH4 NATURAL SOLUTIONS CORPORATION

NOTES TO FINANCIAL STATEMENT

U.S. government treasury obligations or in an interest or non-interest bearing demand deposit account at a U.S. chartered commercial bank with consolidated assets of $100 billion or more selected by the Trustee that is reasonably satisfactory to the Company; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended Business Combination. To mitigate the risk that the Company might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that it holds investments in the Trust Account, the Company may, at any time (based on the management team’s ongoing assessment of all factors related to the potential status under the Investment Company Act), instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest or non-interest bearing demand deposit account at a U.S. chartered commercial bank with consolidated assets of $100 billion or more selected by the Trustee that is reasonably satisfactory to the Company. Except with respect to interest earned on the funds held in the Trust Account that may be released to us to pay our taxes, the proceeds from the IPO and the sale of the private placement units will not be released from the Trust Account until the earliest to occur of (i) the completion of our initial Business Combination (including the release of funds to pay any amounts due to any public shareholders who properly exercise their redemption rights in connection therewith), (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) in a manner that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete an initial Business Combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares or pre-initial Business Combination activity or (iii) the redemption of our public shares if we are unable to complete our Business Combination within 24 months from the closing of the IPO, subject to applicable law. If we do not complete our initial Business Combination within 24 months from the closing of the IPO, we and the underwriters have agreed that: (1) the underwriters will forfeit any rights or claims to their deferred underwriting discounts and commissions, including any accrued interest thereon, then in the Trust Account; and (2) that the deferred underwriters’ discounts and commissions will be distributed on a pro rata basis, together with any accrued interest thereon (which interest shall be net of taxes payable by us) to the public shareholders.

We will provide our public shareholders with the opportunity to redeem all or a portion of their Class A ordinary shares upon the completion of our initial Business Combination at a per-share price described herein, payable in cash, subject to the limitations described herein. We will have 24 months from the closing of the IPO, to consummate an initial Business Combination. If we anticipate that we may be unable to consummate our initial Business Combination within such 24-month period, we may seek shareholder approval to amend our amended and restated memorandum and articles of association to extend the date by which we must consummate our initial Business Combination. If we seek shareholder approval for an extension, holders of public shares will be offered an opportunity to redeem their shares, regardless of whether they abstain, vote for, or against, our initial Business Combination, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon (net of taxes payable by us), divided by the number of then issued and outstanding public shares, subject to applicable law. If we have not consummated an initial Business Combination within such 24-month period, or we do not otherwise seek shareholder approval to amend our amended and restated memorandum and articles of association to further extend the time to complete our Business Combination, we will redeem 100% of the public shares at a per-share price described herein, payable in cash, subject to applicable law and as further described herein.

CH4 NATURAL SOLUTIONS CORPORATION

NOTES TO FINANCIAL STATEMENT

The Class A ordinary shares subject to redemption were recorded at a redemption value and classified as temporary equity upon the completion of the IPO, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity.” If the Company seeks shareholder approval of the Business Combination, a majority of the issued and outstanding shares voted must be voted in favor of the Business Combination.

Pursuant to the Company’s amended and restated memorandum and articles of association, if the Company has not completed its initial Business Combination within 24 months from the closing of the IPO, and has not held a shareholder vote to amend its amended and restated memorandum and articles of association to extend the amount of time it will have to consummate an initial Business Combination, the Company will (i) cease all operations except for the purpose of winding up, (ii) it will as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the Trust Account (which interest shall be net of amounts not previously released to the Company to pay its taxes and up to $100,000 of interest to pay liquidation expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. CH4 Natural Solutions Acquisition Sponsor LLC (the “sponsor”), the unit holdings sponsor, officers and directors have entered into a letter agreement with the Company, pursuant to which they have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their founder shares if the Company fails to complete its initial Business Combination within 24 months from the closing of the IPO. However, if the sponsor or management team acquire public shares in or after the IPO, they will be entitled to liquidating distributions from the Trust Account with respect to such public shares if the Company fails to complete its initial Business Combination within the prescribed time period.

Pursuant to the letter agreement to be entered into among the Company, our Sponsor and our officers and directors in connection with the IPO, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay our taxes, provided that such liability will not apply to any claims by a third party that executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act (as defined below). However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our Sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for our initial Business Combination and redemptions could be reduced to less than $10.00 per public share. In such event, we may not be able to complete our initial Business Combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

CH4 NATURAL SOLUTIONS CORPORATION

NOTES TO FINANCIAL STATEMENT

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation, Liquidity, and Going Concern Considerations

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (the “US GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

The Company does not have sufficient liquidity to meet its obligations for at least one year from the date this financial statement is issued. In connection with the Company’s assessment of going concern considerations in accordance with FASB ASC 205-40, “Presentation of Financial Statements-Going Concern,” management has determined that as of the issuance date of this financial statement, the Company’s working capital is not sufficient to fund its operating needs for a period of at least one year. While the Sponsor or its affiliates may provide additional financial support, including through loans or capital contributions, they are not obligated to do so and the timing of the funding may not align with the Company’s liquidity requirements. Accordingly, these conditions raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date this financial statement is issued. Management intends to address this uncertainty through working capital loans from Sponsor, and additional capital contributions from the Sponsor or its affiliates, however, there can be no assurance that such financing will be available on acceptable terms.

This financial statement does not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the “Securities Act”, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

CH4 NATURAL SOLUTIONS CORPORATION

NOTES TO FINANCIAL STATEMENT

Use of Estimates

The preparation of the financial statement in conformity with US GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $1,663,700 in cash and no cash equivalents as of May 4, 2026.

Cash Held in Trust Account

As of May 4, 2026, the assets held in the Trust Account were held in cash.

Class A Ordinary Shares Subject to Possible Redemption

The Company’s Class A ordinary shares that were sold as part of the units in the IPO contain a redemption feature which allows for the redemption of such Class A ordinary shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial Business Combination. In accordance with ASC 480-10-S99, the Company classifies ordinary shares subject to redemption outside of permanent (deficit) equity as the redemption provisions are not solely within the control of the Company. Each unit consists of one Class A ordinary share and one-half of one public warrant. As such, the initial carrying value of Class A ordinary shares classified as temporary equity was the allocated proceeds determined in accordance with ASC 470-20. The Class A ordinary shares are subject to ASC 480-10-S99 and are currently not redeemable as the redemption is contingent upon the occurrence of events mentioned above. According to ASC 480-10-S99-15, no subsequent adjustment is needed if it is not probable that the instrument will become redeemable. The Class A ordinary shares subject to possible redemption reflected on the balance sheet as of May 4, 2026 are reconciled in the following table:

Gross proceeds	$200,000,000
Less:
Offering costs allocated to Class A ordinary shares	(8,150,166)
Proceeds allocated to public warrants	(4,342,000)
Plus:
Total accretion of carrying value to redemption value	12,492,166

Class A ordinary shares subject to possible redemption	$200,000,000

CH4 NATURAL SOLUTIONS CORPORATION

NOTES TO FINANCIAL STATEMENT

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A — “Expenses of Offering.” Deferred offering costs consist principally of professional and registration fees that are related to the IPO. Financial Accounting Standards Board (“FASB”) ASC 470-20, “Debt with Conversion and Other Options,” addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate IPO proceeds from the units between Class A ordinary shares and warrants, prorate, allocating the IPO proceeds to the assigned value of the warrants and to the Class A ordinary shares. Offering costs allocated to the Class A ordinary shares were charged to temporary equity and offering costs allocated to the public and private placement warrants were charged to shareholders’ deficit as public and private placement warrants, after management’s evaluation, are accounted for under equity treatment.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Fair Value Measurement

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•	Level 1, defined as observable inputs such as quoted prices for identical instruments in active markets;

•

Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•

Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Income Taxes

The Company accounts for income taxes under ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of May 4, 2026, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States.

CH4 NATURAL SOLUTIONS CORPORATION

NOTES TO FINANCIAL STATEMENT

Derivative Financial Instruments

The Company evaluates its equity-linked financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging.”

The Company accounted for the public warrants issued in connection with the IPO and the private placement warrants in accordance with the guidance contained in ASC 815-40. Such guidance provides that the warrants described above are not precluded from equity classification. Equity-classified contracts are initially measured at fair value (or allocated value). Subsequent changes in fair value are not recognized as long as the instruments continue to be classified in equity.

The over-allotment option was deemed to be a freestanding financial instrument indexed on the contingently redeemable shares and would be accounted for as a liability pursuant to ASC 480. The over-allotment option was not exercised as of May 4, 2026 and the underwriters have 45 days from the date of the IPO to exercise their over-allotment option. As of May 4, 2026, the Company recorded over-allotment liability of $220,800. This liability is accounted for as an offering cost with changes in fair value recorded in earnings.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal Deposit Insurance Corporation coverage of $250,000. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

NOTE 3 — INITIAL PUBLIC OFFERING

The registration statement for the Company’s IPO was declared effective on April 30, 2026. On May 4, 2026, the Company consummated the IPO of 20,000,000 units at $10.00 per unit, generating gross proceeds of $200,000,000. Each unit consisted of one Class A ordinary share and one-half of one public warrant. Each public warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per whole share.

The Company granted the underwriters a 45-day option to purchase up to 3,000,000 additional units to cover any over-allotments at the IPO price less the underwriting discounts and commissions. The units that would be issued in connection with the over-allotment option would be identical to the units issued in the IPO.

Each Unit consists of one Class A ordinary share and one-half of one warrant. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment as described in this prospectus, and only a whole warrant is exercisable. The warrants will become exercisable 30 days after the completion of our initial Business Combination and will expire five years after the completion of our initial Business Combination, or earlier upon redemption or liquidation.

CH4 NATURAL SOLUTIONS CORPORATION

NOTES TO FINANCIAL STATEMENT

NOTE 4—PRIVATE PLACEMENT UNITS

The unit holdings sponsor purchased an aggregate of 200,000 private placement units at a price of $10.00 per whole private placement unit in the private placement that occurred simultaneously with the closing of the IPO. Each private placement unit consists of one Class A ordinary share and one-half of one warrant. Each whole private placement warrant is exercisable for one whole public share at a price of $11.50 per share. If the initial Business Combination is not completed within 24 months from the closing of the IPO, the proceeds from the private placement held in the Trust Account will be used to fund the redemption of the public shares (subject to the requirements of applicable law) and the private placement warrants will expire worthless. The private placement warrants will be non-redeemable and exercisable on a cashless basis. The private placement warrants will not expire except upon liquidation.

An affiliate of the Sponsor agreed, subject to limited exceptions, not to transfer, assign or sell any of the private placement units (including their underlying securities) until 30 days after the completion of the initial Business Combination.

NOTE 5 — RELATED PARTY TRANSACTIONS

Founder Shares

On October 24, 2024, the Sponsor made a capital contribution of $25,000 to cover certain of the Company’s expenses, for which the Company issued 7,187,500 founders shares to the Sponsor. In November 2025, the Company effected a share dividend with respect to the Company’s founder shares of 4,312,500 shares thereof, resulting in the Sponsor owning an aggregate of 11,500,000 founder shares. On April 22, 2026, our sponsor surrendered to us for no consideration an aggregate of 3,833,333 founder shares, which we accepted and cancelled, resulting in our sponsor owning 7,666,667 founder shares for approximately $0.003 per share. The founder shares include an aggregate of up to 1,000,000 shares subject to forfeiture if the over-allotment option is not exercised by the underwriters in full. The underwriters have 45 days from the IPO date to exercise their over-allotment option. All share and per-share data have been retrospectively presented.

Our initial shareholder has agreed not to transfer, assign or sell any of its founder shares until one year after the completion of our initial Business Combination or earlier if, subsequent to our initial Business Combination, (i) the last sale price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial Business Combination or (ii) the date on which we complete a liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Promissory Note — Related Party

The Sponsor (or an affiliate of the Sponsor) agreed to loan the Company an aggregate of up to $300,000 to be used for a portion of the expenses of the IPO. The loan is non-interest bearing, unsecured and due at the earlier of May 25, 2026 and the closing of the IPO. The loan will be repaid out of the $1,750,000 of offering proceeds that were allocated to the payment of offering expenses. As of May 4, 2026, the promissory note was outstanding and would be repaid shortly after the closing of the IPO. Borrowings under the promissory note are no longer available.

CH4 NATURAL SOLUTIONS CORPORATION

NOTES TO FINANCIAL STATEMENT

Due to Sponsor

As of May 4, 2026, the Company had an outstanding due to the Sponsor (or an affiliate of the Sponsor) of $609,610. This outstanding amount is due on demand.

Administrative Support Agreement

Commencing on the IPO date, the Company entered into an agreement with an affiliate of the Sponsor to pay an aggregate of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of a Business Combination or its liquidation, the Company will cease paying these monthly fees.

Working Capital Loans

In order to finance transaction costs in connection with an intended initial Business Combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes its initial Business Combination, the Company would repay such working capital loans. In the event that the Initial Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the working capital loans but no proceeds held in the Trust Account would be used to repay the working capital loans. Up to $1,500,000 of such working capital loans may be convertible into private placement-equivalent units at a price of $10.00 per unit at the option of the lender. Such units and their underlying securities would be identical to the private placement units, including as to exercise price, exercisability and exercise period of the underlying warrants. The terms of such working capital loans by our Sponsor or its affiliates, or our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. As of May 4, 2026, no such working capital loans were outstanding.

NOTE 6 — COMMITMENTS AND CONTINGENCIES

Risks and Uncertainties

The United States and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict and conflicts in the Middle East and around the Red Sea. In response to the ongoing Russia-Ukraine conflict, the North Atlantic Treaty Organization (“NATO”) deployed additional military forces to eastern Europe, and the United States, the United Kingdom, the European Union and other countries have announced various sanctions and restrictive actions against Russia, Belarus and related individuals and entities, including the removal of certain financial institutions from the Society for Worldwide Interbank Financial Telecommunication payment system. Certain countries, including the United States, have also provided and may continue to provide military aid or other assistance, increasing geopolitical tensions among a number of nations. The invasion of Ukraine by Russia and conflicts in the Middle

CH4 NATURAL SOLUTIONS CORPORATION

NOTES TO FINANCIAL STATEMENT

East and around the Red Sea and the resulting measures that have been taken, and could be taken in the future, by NATO, the United States, the United Kingdom, the European Union, the Middle East and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyber-attacks against U.S. companies. Additionally, any resulting sanctions could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets.

Furthermore, there is currently significant uncertainty regarding the future relationship between the United States and various other countries arising from changes that may be implemented by the new presidential administration, including with respect to trade policies, treaties, tariffs, taxes, and other limitations on cross-border operations. Any actions taken by the United States’ federal government that restrict or could impact the economics of trade — including additional tariffs, trade barriers, and other similar measures — could have the potential to disrupt existing supply chains and trigger retaliatory efforts by other countries, including the imposition of tariffs, raising taxation, setting foreign exchange or capital controls, or establishing embargos, sanctions, or other import/export restrictions, thereby negatively impacting our business, both directly and indirectly.

Any of the above-mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian invasion of Ukraine, conflicts in the Middle East and around the Red Sea and subsequent sanctions or related actions, including the imposition of tariffs, could adversely affect the Company’s search for an initial Business Combination and any target business with which the Company may ultimately consummate an initial Business Combination.

Registration Rights

The holders of the founder shares, private placement units (and their underlying securities) and units that may be issued upon conversion of working capital loans (and their underlying securities) and any Class A ordinary shares held by our initial shareholder at the completion of the IPO or acquired prior to or in connection with our initial Business Combination, will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of the registration statement of which this prospectus forms a part, requiring us to register such securities for resale (in the case of the founder shares, only after conversion to our Class A ordinary shares). The holders of these securities, having a value of at least $25 million in the aggregate, are entitled to make up to three demands that we offer such securities in an underwritten offering. These holders also have certain “piggyback” registration rights with respect to certain underwritten offerings we may conduct. We will bear the expenses incurred in connection with registering these securities.

Underwriting Agreement

The underwriters have a 45-day option from the date of the IPO to purchase up to an additional 3,000,000 units to cover over allotments, if any.

The Company paid an underwriting discount of $250,000 to the underwriters at the closing of the IPO, with an additional fee of $0.30 per unit sold in the IPO of the gross IPO proceeds with respect to the base units sold or $6,000,000 in the aggregate, will be payable to the underwriters for deferred underwriting commissions, which shall be subject to pro rata reduction based on the number of Class A ordinary shares redeemed by the public shareholders.

CH4 NATURAL SOLUTIONS CORPORATION

NOTES TO FINANCIAL STATEMENT

In addition to the underwriting discounts and commissions, the Company engaged Santander US Capital Markets LLC to provide advisory services from time to time. As compensation for the services provided under an engagement letter, the Company shall pay Santander US Capital Markets LLC a fee equal to 3.00% of the gross proceeds from the IPO, payable upon the completion of an initial Business Combination. The Company agreed to indemnify Santander US Capital Markets LLC and its affiliates in connection with its role in providing such advisory services. Upon the Completion of the IPO, the Company recorded a charge against earnings for $6,000,000 which represents the 3.00% advisory fees payable by the Company as such fees are not tied to future services.

NOTE 7 — SHAREHOLDER’S DEFICIT

Preference Shares — The Company is authorized to issue 5,000,000 preference shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of May 4, 2026, there were no preference shares issued or outstanding.

Class A Ordinary Shares — The Company is authorized to issue a total of 500,000,000 Class A ordinary shares at par value of $0.0001 each. As of May 4, 2026, there were 200,000 Class A ordinary shares issued and outstanding, excluding 20,000,000 Class A ordinary shares subject to possible redemption.

Class B Ordinary Shares — The Company is authorized to issue a total of 50,000,000 Class B ordinary shares at par value of $0.0001 each. On October 24, 2024, the Company issued 7,187,500 Class B ordinary shares to the Sponsor for $25,000. In November 2025, the Company effected a share dividend with respect to the Company’s founder shares of 4,312,500 shares thereof, resulting in the Sponsor owning an aggregate of 11,500,000 founder shares. On April 22, 2026, our sponsor surrendered to us for no consideration an aggregate of 3,833,333 founder shares, which we accepted and cancelled, resulting in our sponsor owning 7,666,667 founder shares for approximately $0.003 per share. The founder shares include an aggregate of up to 1,000,000 shares subject to forfeiture if the over allotment option is not exercised by the underwriters in full. All share and per-share data have been retrospectively presented. As of May 4, 2026, there were 7,666,667 Class B ordinary shares issued and outstanding, respectively.

The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of our initial Business Combination (with such conversion taking place immediately prior to, simultaneously with, or immediately following the time of our initial Business Combination, as may be determined by our directors) or earlier at the option of the holder on a one-for-one basis (subject to adjustment for share subdivisions, share dividends, reorganizations, recapitalizations and the like), and subject to further adjustment as provided herein. In the case that additional Class A ordinary shares, or equity-linked securities, are issued or deemed issued in excess of the amounts sold in the IPO and related to the closing of the initial Business Combination, the ratio at which Class B ordinary shares convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the outstanding Class B ordinary shares agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, on an as-converted basis, 25% of the sum of the total number of all ordinary shares outstanding upon completion of the IPO (not including the Class A ordinary shares underlying the private placement units) plus all Class A ordinary shares and equity-linked securities issued or deemed issued in connection with the Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the initial Business Combination and any Class A ordinary shares underlying the private placement units or private placement warrants issued to our Sponsor, officers or directors upon conversion of working capital loans).

CH4 NATURAL SOLUTIONS CORPORATION

NOTES TO FINANCIAL STATEMENT

If the Company enters into an initial Business Combination, it may (depending on the terms of such an initial Business Combination) be required to increase the number of Class A ordinary shares which the Company is authorized to issue at the same time as the Company’s shareholder votes on the initial Business Combination to the extent the Company seeks shareholder approval in connection with the initial Business Combination. Holders of the Company’s ordinary shares are entitled to one vote for each ordinary share (except as otherwise expressed in the Company’s amended and restated memorandum and articles of association).

Warrants — As of May 4, 2026, there were 10,10,000 warrants outstanding (10,000,000 public warrants and 100,000 private placement warrants). Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment as described herein. Only whole warrants are exercisable.

We will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration. No warrant will be exercisable and we will not be obligated to issue Class A ordinary shares upon exercise of a warrant unless the Class A ordinary shares issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire without value to the holder. In no event will we be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the Class A ordinary share underlying such unit.

We have agreed that as soon as practicable, but in no event later than 15 business days, after the closing of the initial Business Combination, we will use our commercially reasonable efforts to file with the SEC a post-effective amendment to the registration statement for the IPO or a new registration statement registering, under the Securities Act, the issuance of the Class A ordinary shares issuable upon exercise of the warrants. We will use our commercially reasonable efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration or redemption of the warrants in accordance with the provisions of the warrant agreement. Notwithstanding the above, if our Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, but we will be required to use our commercially reasonable efforts to register or qualify the issuance of shares under applicable blue sky laws to the extent an exemption is not available. To exercise warrants on a cashless basis, each holder would pay the exercise price by surrendering the warrants in exchange for a number of Class A ordinary shares equal to the quotient obtained by dividing (x) the product of (i) the number of Class A ordinary shares underlying the warrants, and (ii) the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) such fair market value. Solely for the purposes of the preceding sentence, “fair market value” shall mean the 10-day average trading price as of the date on which the notice of exercise is received by the warrant agent.

Redemption of warrants for cash when the price per Class A ordinary share equals or exceeds $18.00.

CH4 NATURAL SOLUTIONS CORPORATION

NOTES TO FINANCIAL STATEMENT

Beginning 120 days after completion of our initial Business Combination, we may redeem the outstanding public warrants for cash:

•	in whole and not in part; at a price of $0.01 per warrant;

•	upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”); and

•

if, and only if, the last reported sale price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for share subdivisions, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrantholders. We will not redeem the warrants as described above unless a registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants is effective and a current prospectus relating to those Class A ordinary shares is available throughout such 30 trading day period and the 30 day redemption period.

If and when the public warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws.

We have established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and we issue a notice of redemption of the warrants, each warrantholder will be entitled to exercise its warrant prior to the scheduled redemption date. However, the price of the Class A ordinary shares may fall below the $18.00 redemption trigger price (as adjusted for share subdivisions, share dividends, reorganizations, recapitalizations and the like) as well as the $11.50 (for whole shares) warrant exercise price after the redemption notice is issued.

Anti-Dilution Adjustments

If the number of outstanding Class A ordinary shares is increased by a share dividend payable in Class A ordinary shares, or by a subdivision of Class A ordinary shares or other similar event, then, on the effective date of such share dividend, subdivision or similar event, the number of Class A ordinary shares issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding Class A ordinary shares. A rights offering to holders of Class A ordinary shares entitling holders to purchase Class A ordinary shares at a price less than the fair market value will be deemed a share dividend of a number of Class A ordinary shares equal to the product of (i) the number of Class A ordinary shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Class A ordinary shares) multiplied by (ii) one (1) minus the quotient of (x) the price per Class A ordinary share paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for Class A ordinary shares, in determining the price payable for Class A ordinary shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion, (ii) 10-day average closing price means, as of any date, the average last reported sale price of the Class A ordinary shares as reported during the ten (10) trading day period ending on the trading day prior to such date and (iii) fair market value means the 10-day average closing price the first date on which the Class A ordinary shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

NOTE 8 — FAIR VALUE MEASUREMENT

The public warrants were valued using a Monte Carlo simulation in a risk-neutral framework (a special case of the Income Approach), a Level 3 measurement. The estimated fair value of the public warrants was $0.43 per warrant, or $4,342,000 in aggregate. The public warrants have been classified within shareholders’ deficit and will not require remeasurement after issuance. The following table presents the quantitative information regarding market assumptions used in the valuation of the public warrants:

CH4 NATURAL SOLUTIONS CORPORATION

NOTES TO FINANCIAL STATEMENT

May 4, 2026
Market price of public stock	$9.85
Term (years)	7.75
Risk-free rate	3.83%
Dividend yield	0.00%
Volatility	10.22%
Probability of merger	25.00%

The over-allotment liability was measured at fair value using a Black-Scholes option pricing model that incorporated significant unobservable inputs and, accordingly, was classified as a Level 3 fair value measurement. The estimated fair value of the over-allotment option was $0.07 per Unit, or $220,300 in aggregate. The following table presents the quantitative information regarding market assumptions used in the valuation of the over-allotment option:

May 4, 2026
Unit value	$10.00
Over-allotment option term (days)	45
Risk-free rate	3.64%
Dividend yield	0.00%
Volatility	3.43%

NOTE 9 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through May 8, 2026, the date that the financial statement was available to be issued. Based upon this review, the Company did not identify any subsequent events, except as described below, that would have required adjustment or disclosure in the financial statement.

On May 8, 2025, the Company closed the issuance and sale of an additional 2,000,000 Units in connection with the underwriters partially exercising the over-allotment option. The over-allotment option Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $20,000,000, which was also deposited in the Trust Account ($600,000 of which includes additional deferred commission to the Underwriters), resulting in an aggregate of $220,000,000 held in the Trust Account. The underwriters have 45 days after the date of the Prospectus of the Company to exercise the remainder over-allotment option.